SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

June 12, 2006

Date of report (Date of earliest event reported)

Security Capital Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	1-7921	13-3003070
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of		Identification No.)
Incorporation)

Eight Greenwich Office Park, Third Floor, Greenwich, CT	06831
(Address of Principal Executive Offices)	(Zip Code)

203-625-0770

(Registrant’s telephone number, including area code)

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                          Entry into a Material Definitive Agreement.

On June 13, 2006, Security Capital Corporation (the “Company”) announced that it has entered into an Agreement and Plan of Merger, dated as of June 12, 2006 (the “Merger Agreement”), among the Company, Sedgwick CMS Holdings, Inc. (“Sedgwick CMS”) and GOSC Merger Corp., pursuant to which the Company will be acquired by Sedgwick CMS. The merger contemplated by the Merger Agreement is subject to a vote of the stockholders of the Company at a special meeting to be held at the end of the third quarter or the beginning of the fourth quarter of 2006.

Under the terms of the Merger Agreement, the Company’s stockholders are to receive $16.46 per share in cash, subject to a downward adjustment to the merger consideration if the Company’s indebtedness at the time the proxy statement is mailed is in excess of the Company’s expected indebtedness and an upward or downward adjustment to the merger consideration if the actual costs and expenses of preparing the Company’s proxy statement and holding its special meeting are more or less than the expected costs and expenses. All adjustments will be finalized prior to the time that the Company’s proxy statement is mailed to its stockholders, and such proxy statement will include a definitive cash price per share payable to the Company’s stockholders.

The Company operates as a holding company that actively participates in the management of its subsidiaries. The Company conducts business through its 83.68% (on a fully diluted basis) owned subsidiary, WC Holdings, Inc. (“WC”). WC, through its wholly owned subsidiary, CompManagement, Inc., is a leading independent provider of comprehensive claims management, cost containment and consulting services designed to control the cost to employers of workers’ compensation, medical malpractice, automobile, general liability, unemployment and short- and long-term disability insurance benefits. WC’s activities are primarily centered in Ohio, California, Virginia, Maryland, Texas, Michigan, Florida, Washington, Minnesota and New York.

Sedgwick CMS is the parent company of Sedgwick Claims Management Services, Inc., a leading provider of innovative claims and productivity management solutions. The principal equity holders of Sedgwick CMS are Fidelity National Financial, Inc., Thomas H. Lee Partners, L.P. and Evercore Capital Partners.

As previously announced, the Company is pursuing a formal sale process for the Company in order to seek the highest price reasonably obtainable for the stockholders of the Company. In the course of conducting the formal sale process, the Company’s Board of Directors determined that the best way to maximize value for the Company’s stockholders was to sell its educational services segment, which was conducted through the Company’s former subsidiary, Primrose Holdings, Inc. (“Primrose”), and the balance of the Company in separate transactions. The Company sold its 91.52% (on a fully diluted basis) interest in Primrose on March 31, 2006. As previously announced, the Company has declared a special cash dividend of $9.04 per share of Class A Common Stock, par value $0.01 per share, and Common Stock, par value $0.01 per share, which dividend will be paid principally from the net proceeds of the Company’s sale of its interest in Primrose (the “Primrose Dividend”). The Primrose Dividend will be payable on June 28, 2006 to stockholders of record at the close of business on June 14, 2006.

In order to enable Sedgwick CMS to acquire 100% of the principal subsidiaries of the Company, the Company has also entered into a Stock Purchase Agreement, dated as of June 12, 2006 (the “WC Stock Purchase Agreement”), among the Company, WC and the WC stockholders and optionholders set forth on Schedule A and Schedule B to the WC Stock Purchase Agreement, pursuant to which the Company will acquire all of the outstanding WC shares and options not currently owned by the Company for an aggregate purchase price of approximately $24.3 million, subject to a downward adjustment if the Company’s indebtedness at the time the proxy statement is mailed is in excess of the Company’s expected indebtedness and an upward adjustment if the merger consideration is subsequently increased (other than through any upward adjustment resulting from the Company’s proxy statement and special meeting expenses being lower than estimated). It is expected that the Company will acquire such WC shares and options immediately prior to consummating the merger. Pursuant to the WC Stock Purchase Agreement, the WC stockholders and optionholders will be reimbursed for certain of their financial advisors’ and attorneys’ fees. In addition, under the WC Stock Purchase Agreement, certain management employees of WC are entitled, in lieu of their right to receive stay pay bonuses, to an aggregate of approximately $930,000 on the closing of the merger in connection with certain non-solicitation and non-competition restrictions in the WC Stock Purchase Agreement.

In connection with the execution of the Merger Agreement, the holders of 80.41% of the Company’s outstanding Class A Common Stock and Common Stock (including CP Acquisition, L.P. No. 1 and Brian D. Fitzgerald) entered into a Voting Agreement, dated as of June 12, 2006 (the “Voting Agreement”), with Sedgwick CMS, pursuant to which such stockholders have agreed, among other things, to (i) vote all of their shares in favor of the merger, (ii) grant an irrevocable proxy to Sedgwick CMS with respect to all of their shares, (iii) not transfer any of their shares, except to Sedgwick CMS, and (iv) not solicit any other transaction proposals. The Voting Agreement will terminate if the Merger Agreement is terminated.

In connection with the execution of the Merger Agreement and the WC Stock Purchase Agreement, certain of the Company’s stockholders (including CP Acquisition, L.P. No. 1, Brian D. Fitzgerald, FGS, Inc., each of the Company’s directors, William R. Schlueter and Stephen Brown) and the minority holders of WC shares and options have entered into an Indemnification Agreement, dated as of June 12, 2006 (the “Indemnification Agreement”), pursuant to which such parties have agreed to provide Sedgwick CMS with indemnification with respect to certain matters in connection with the merger. As security for such indemnification obligations, approximately $13 million otherwise payable to such stockholders under the Merger Agreement and the WC Stock Purchase Agreement will be placed into escrow at the time such transactions are closed. The Company’s public stockholders will not be subject to any such indemnification obligations, and none of the merger consideration payable to the public stockholders will be placed into escrow.

In connection with the execution of the Merger Agreement, the Company and Capital Partners, Inc. (“Capital Partners”) entered into an Assignment and Assumption of Lease, dated as of June 12, 2006 (the “Lease Assignment”), with respect to the lease, dated November 1, 2003 (the “Lease”), covering certain premises in Greenwich, Connecticut that serve as the Company’s corporate headquarters (the “Premises”). Pursuant to the Lease Assignment, the Company will assign to Capital Partners all of its right, title, interest, obligations and liabilities in, to and under the Lease and pay Capital Partners the sum of $125,000 to assume the Lease on the closing of the merger. In connection with the Lease Assignment, the Company also assigned to Capital Partners a sublease covering a portion of the Premises and transferred to Capital Partners certain furnishings and leasehold improvements at the Premises. The terms of the Lease Assignment and the related agreements were established through arms’-length negotiations between Capital Partners and the Audit Committee of the Board of Directors of the Company. The terms of the Lease Assignment and related agreements were unanimously approved by the Compensation Committee of the Board, the Audit Committee of the Board and the full Board, a majority of the members of which are independent directors.

Concurrently with the execution of the Merger Agreement, the Company and Capital Partners also entered into Amendment No. 3, dated as of June 12, 2006 (“Amendment No. 3”), to the Second Amended and Restated Management Advisory Services Agreement, dated as of December 23, 2005, as amended by Amendment No. 1 and Amendment No. 2 (the “Advisory Services Agreement”), between the Company and Capital Partners. Pursuant to Amendment No. 3, the Advisory Services Agreement will automatically terminate on the closing of the merger. Capital Partners’ right to receive any remaining portion of the Fee (as defined in the Advisory Services Agreement) and the Incentive Sales Bonus (as defined in the Advisory Services Agreement) survives such termination. Amendment No. 3 also clarifies that, for purposes of calculating the Incentive Sales Bonus, the Per Share Consideration (as defined in the Advisory Services Agreement) includes the aggregate dollar value per share to be received by the Company’s stockholders in connection with the merger, without regard to any amount placed in escrow or used to satisfy indemnification claims, and the aggregate dollar value per share of the Primrose Dividend. The terms of Amendment No. 3 were unanimously approved by the Compensation Committee of the Board, the Audit Committee of the Board and the full Board.

Capital Partners and its affiliates are the beneficial owners of 81.36% of the Company’s outstanding shares, held principally by CP Acquisition, L.P. No. 1. Additionally, Brian D. Fitzgerald, the Chairman, Chief Executive Officer and a director of the Company, is the sole stockholder and director of Capital Partners, and A. George Gebauer, the Vice Chairman, Secretary and a director of the Company, and William R. Schlueter, Senior Vice President and Chief Financial Officer of the Company, are officers of Capital Partners.

The consummation of the merger is subject to customary closing conditions, including the approval of the Company’s stockholders, the Company’s acquisition of all of the outstanding WC shares and options not currently owned by the Company and the receipt of certain regulatory and third-party consents, including the expiration of all waiting periods required by the Hart-Scott-Rodino Antitrust Improvements Act of 1976. The merger is expected to close around the end of the third quarter or the beginning of the fourth quarter of 2006. Upon such closing, shares of the Company’s Class A Common Stock will no longer be listed on the American Stock Exchange and will be deregistered under the Securities Exchange Act of 1934, as amended.

The foregoing summaries of the Merger Agreement, the WC Stock Purchase Agreement, the Voting Agreement, the Indemnification Agreement, the Lease Assignment and Amendment No. 3, and the transactions contemplated thereby, are not complete, and are qualified in their entirety by reference to the full text of such documents, which are filed as Exhibits hereto and are incorporated herein by reference. A copy of the press release issued by the Company on June 13, 2006 is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Important Information

In connection with the proposed merger, the Company intends to file a proxy statement and related materials with the U.S. Securities and Exchange Commission (the “SEC”). BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION, HOLDERS OF THE COMPANY CLASS A COMMON STOCK ARE URGED TO READ THEM CAREFULLY, IF AND WHEN THEY BECOME AVAILABLE. When available, the Company will mail the proxy statement and related materials to its stockholders. When filed with the SEC, the proxy statement and related materials will be available for free (along with any other documents and reports filed by the Company with the SEC) at the SEC’s website, www.sec.gov, and at the Company’s website, www.securitycapitalcorporation.com. Such documents are not currently available.

Participant Information

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed merger. Certain information regarding the participants and their interests in the solicitation is set forth in the proxy statement for the Company’s 2005 annual meeting of stockholders, filed with the SEC on September 26, 2005, and will be set forth in the proxy statement for the special meeting of stockholders to vote on the merger. Additionally, certain information regarding the participants and their interests in the solicitation is set forth in the Forms 4 filed by directors and executive officers of the Company since September 26, 2005, the Company’s Form 10-K/A filed with the SEC on April 28, 2006 and amendments to the Schedule 13D filed by certain Company stockholders (including CP Acquisition, L.P. No. 1 and Brian D. Fitzgerald) since September 26, 2005. Stockholders may obtain additional information regarding the interests of such participants by reading the proxy statement and the related materials relating to the proposed merger, if and when they become available.

Forward-Looking Statements

This Report contains “forward-looking” statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Such statements are based upon management’s current expectations and are subject to a number of factors and uncertainties which could cause actual results to differ materially from those described in the forward-looking statements. Such factors and uncertainties include, but are not limited to:  future legislative changes which could impact the laws governing workers’ compensation and medical malpractice insurance in the various states in which the Company’s employer cost containment and health services segment operates, the Company’s ability to enhance its existing services and successfully introduce and market new services, new service developments by the Company’s competitors, market acceptance of new services of both the Company and its competitors, competitive pressures on prices, the ability to attract and retain qualified personnel, interest rates, the effects on the Company of an event of default under the Company’s loan agreement, the tax treatment of the special cash dividend and the Company’s ability to consummate the merger, including the satisfaction of any conditions precedent to the merger.

Item 9.01.              Financial Statements and Exhibits.

(d)  Exhibits.

2.1           Agreement and Plan of Merger, dated as of June 12, 2006, among Sedgwick CMS Holdings, Inc.,

GOSC Merger Corp. and Security Capital Corporation*

2.2                                 Stock Purchase Agreement, dated as of June 12, 2006, among Security Capital Corporation, WC Holdings, Inc. and the parties set forth on Schedule A and Schedule B thereto*

2.3                                 Voting Agreement, dated as of June 12, 2006, among Sedgwick CMS Holdings, Inc., GOSC Merger Corp. and the stockholders of Security Capital Corporation whose names appear on Schedule A thereto

2.4                                 Assignment and Assumption of Lease, dated as of June 12, 2006, by and between Security Capital Corporation and Capital Partners, Inc.

10.1                           Amendment No. 2, dated as of May 11, 2006, to the Second Amended and Restated Management Advisory Services Agreement, dated as of December 23, 2005, as amended by Amendment No. 1, between Security Capital Corporation and Capital Partners, Inc.

10.2                           Amendment No. 3, dated as of June 12, 2006, to the Second Amended and Restated Management Advisory Services Agreement, dated as of December 23, 2005, as amended by Amendment No. 1 and Amendment No. 2, between Security Capital Corporation and Capital Partners, Inc.

99.1                           Press release issued by Security Capital Corporation on June 13, 2006

* Schedules to the Merger Agreement and the WC Stock Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish supplementally a copy of the omitted schedules to the SEC, upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 14, 2006

SECURITY CAPITAL CORPORATION

By:          /s/ William R. Schlueter

Name: William R. Schlueter
Title:   Senior Vice President and
            Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

2.1                                Agreement and Plan of Merger, dated as of June 12, 2006, among Sedgwick CMS Holdings, Inc., GOSC Merger Corp. and Security Capital Corporation*

2.2                                Stock Purchase Agreement, dated as of June 12, 2006, among Security Capital Corporation, WC Holdings, Inc. and the parties set forth on Schedule A and Schedule B thereto*

2.3                                Voting Agreement, dated as of June 12, 2006, among Sedgwick CMS Holdings, Inc., GOSC Merger Corp. and the stockholders of Security Capital Corporation whose names appear on Schedule A thereto

2.4                                Assignment and Assumption of Lease, dated as of June 12, 2006, by and between Security Capital Corporation and Capital Partners, Inc.

10.1                          Amendment No. 2, dated as of May 11, 2006, to the Second Amended and Restated Management Advisory Services Agreement, dated as of December 23, 2005, as amended by Amendment No. 1, between Security Capital Corporation and Capital Partners, Inc.

10.2                          Amendment No. 3, dated as of June 12, 2006, to the Second Amended and Restated Management Advisory Services Agreement, dated as of December 23, 2005, as amended by Amendment No. 1 and Amendment No. 2, between Security Capital Corporation and Capital Partners, Inc.

99.1                          Press release issued by Security Capital Corporation on June 13, 2006

* Schedules to the Merger Agreement and the WC Stock Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish supplementally a copy of the omitted schedules to the SEC, upon request.